                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Newtek Capital, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------

                              NEWTEK CAPITAL, INC.
                         100 Quentin Roosevelt Boulevard
                                    Suite 408
                           Garden City, New York 11530

                                   May 8, 2002

Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Newtek Capital, Inc. (the "Company") to be held at the headquarters of The American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Wednesday, June 5, 2002 at 9:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company and a representative of the Company's independent auditors will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                  Sincerely yours,

                                  Barry Sloane
                                  Chairman, Chief Executive Officer and
                                    Secretary

                              NEWTEK CAPITAL, INC.
                         100 Quentin Roosevelt Boulevard
                                    Suite 408
                           Garden City, New York 11530
                                 (516) 390-2260

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on Wednesday, June 5, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Newtek Capital, Inc. (the "Company") will be held at the headquarters of The American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Wednesday, June 5, 2002 at 9:00 a.m., local time.

         The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

         1.   The election of all six directors of the Company.

         2. Amendment of the Company's 2000 Stock Incentive Plan to increase the number of shares available for award.

         3. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 30, 2002, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

         You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              BARRY SLOANE
                                              CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                              AND SECRETARY
Garden City, New York
May 8, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                              NEWTEK CAPITAL, INC.

                         100 Quentin Roosevelt Boulevard
                                    Suite 408
                           Garden City, New York 11530
                                 (516) 390-2260

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 5, 2002

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newtek Capital, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of The American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Wednesday, June 5, 2002, at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about May 10, 2002.

--------------------------------------------------------------------------------
                        VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Properly executed but unmarked proxies will be voted FOR Proposal I to elect six nominees of the Board of Directors as directors of the Company. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company within a reasonable time before the date of this Proxy Statement. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

         The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.02 par value per share ("Common Stock"). Stockholders of record as of the close of business on April 30, 2002 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 24,698,542 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See "Security Ownership of Certain Beneficial Owners."

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Certificate of Incorporation requires one class of directors to serve for a term of one year and until their successors are elected and qualified. The Board of Directors has nominated John Cox, Jeffrey G. Rubin, Jeffrey M. Schottenstein, Steven A. Shenfeld, Barry Sloane and Brian A. Wasserman to serve for a one-year term or until their successors are elected and qualified. New York law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

         The persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

         The following table sets forth for the nominees and for each director, including the named current executive officers, such person's name, age, the year such person first became a director and the number of shares and percentage of Common Stock beneficially owned.

         The Board of Directors recommends a vote "FOR" the nominees named below as directors of the Company.

                                             ELECTED           BENEFICIALLY              PERCENT
       NAME                AGE/(1)/          DIRECTOR           OWNED /(2)/              OF CLASS
       ----                ------            ------------------------------              --------

John Cox                      65              2000               55,000 /(3)/                 *

Jeffrey G. Rubin              34              1999            5,705,117 /(4)/              23.10%

Steven A. Shenfeld            42              2000               55,000/(3)/                  *

Jeffrey M. Schottenstein      61              2001               50,000 /(3)/                 *

Barry Sloane                  42              1999            5,719,118 /(4)/              23.16%

Brian A. Wasserman            36              1999            5,696,917 /(3)(4)/           23.07%

All Executive Officers and
Directors as a Group (6 persons) ..........................  17,271,152                    69.95%

________________
*   Less than 1 percent.
(1) At December 31, 2001.
(2) At the Record Date. For purposes of this table and the table under "Security Ownership of Certain Beneficial Owners," in accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes options to purchase Common Stock which are exercisable within 60 days of the Record Date. See "-- Directors' Compensation - 2000 Stock Incentive and Deferred Compensation Plan."
(3) Represents or includes options to purchase shares exercisable within 60 days of the Record Date.

(4) Includes, respectively, 915,418, 914,218, 924,318 shares held by irrevocable trusts for the minor children or other family members of Messrs. Rubin, Sloane and Wasserman, as to which each person disclaims beneficial ownership.

         Listed below is certain information about the principal occupations of each nominee, director and executive officer. Unless otherwise noted, all such persons have held these positions for at least five years.

         John Cox Mr. Cox was Associate Administrator for Financial Assistance at the United States Small Business Administration ("SBA"). In this capacity, Mr. Cox was the Agency's senior management official in charge of all SBA Business Loans nationwide. Mr. Cox was responsible for all policy development and implementation, licensing of lenders that participated in SBA lending, all lending activity amounting to approximately $10 billion per year and collection activity for a portfolio of approximately $33 billion. Mr. Cox was the senior agency program official for the agency's securitization program and was responsible for oversight of finance programs including the review of all lenders, and SBA field offices. Mr. Cox is presently a principal in JRC Consulting, Inc.

         During his 30-year career with the SBA, Mr. Cox was instrumental in the formation of the small business incubator industry and was awarded the Founders Award in 1998 by the National Business Incubation Association. Mr. Cox was also the recipient of several SBA agency awards including two Presidential Awards for Excellence in Government Service, one presented by President Bush and the other by President Clinton.

         Mr. Cox obtained an associate degree in accounting and finance from Pierce College of Accounting and Finance. Mr. Cox is a graduate of the National School of Commercial Lending, University of Oklahoma and the Graduate School of Commercial Lending at the University of Oklahoma.

         Jeffrey G. Rubin Mr. Rubin is currently an executive officer of each of the eight Company-sponsored capcos. He has also since January 1998 been an executive officer of The Whitestone Group, LLC. In June 1994, Mr. Rubin founded, financed and participated in the day-to-day management of Optical Dynamics Corporation, formally known as Fastcast Corporation, an early stage technology company. Mr. Rubin also served as an officer of the company and a member of the board of directors until December 1997. From January 1992 through January 1998, Mr. Rubin served as a private venture capitalist From September 1989 through January 1994, Mr. Rubin served as Vice President of American European Corporation, an import/export company, and participated in management in various capacities.

         Steven A. Shenfeld Mr. Shenfeld has been a general partner and senior managing director of Amroc Investments LLC since December 1999. Since December 1999, Mr. Shenfeld has also been a general partner of Avenue Capital Management, LLC, a Texas Pacific Group affiliate. Mr. Shenfeld has been in the investment banking and asset management business for 18 years. From April 1996 through October 1999, Mr. Shenfeld worked for BancBoston Robertson Stephens where he was on the management committee and ran the Debt Capital Markets. Mr. Shenfeld was also a Board Member of BancBoston's Section 20 broker dealer. Mr. Shenfeld has extensive experience in capital markets and investment banking and has managed investment businesses including high yield securities, leveraged finance, private placements, asset securitization and investment grade corporates. From April 1991 through March 1996, Mr. Shenfeld was Head of Sales and Trading in Global Finance at Bankers Trust Securities. Previously, Mr. Shenfeld worked for Donaldson, Lufkin, and Jenrette and Salomon Brothers.

         Mr. Shenfeld is involved in many charitable organizations and has served on the boards of various organizations, including Seeds of Peace, New Leadership United Jewish Appeal, and The Leukemia Society of New York. Mr. Shenfeld has a MBA in finance from the University of Michigan and a BA in economics from Tufts University.

         Jeffrey M. Schottenstein For the past 30 years, Mr. Schottenstein has specialized in the investment and restructuring of diverse companies. He has served as a director of Schottenstein Investment, a diversified investment holding company with $650 million in assets, Vice President of Schottenstein Store's Value City Stores Division (NYSE: VCD) and Chief Executive Officer of Schottenstein Realty Company, which specializes in the investment and restructuring of companies. Mr. Schottenstein has been involved in the capitalization and restructuring of numerous retail enterprises, including Weiboldts' Department Stores, Chicago, IL, Strauss Auto Parts, New York, NY, Valley Fair Discount Stores, New Jersey, Steinbach Stores and others. Along with his investors, Mr.

Schottenstein acquired Bell Supply Company, a retail oil and gas equipment supply company based in Kilgore, TX, and Omni Exploration Company, at the time the first successful Chapter 11 reorganization of an oil and gas service company in the United States.

       Barry Sloane Mr. Sloane has been an executive officer of each of the eight Company-sponsored capcos, since their initial formation in January 1998. He has been since January 1998 an executive officer of The Whitestone Group, LLC. He has been since January 1995 the President of the Sloane Organization, LLC, an investment banking, consulting and advisory firm based in New York City.

       From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit and, prior to that, he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, he was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of "Aegis Consumer Funding." From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security sales person and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

       Brian A. Wasserman Mr. Wasserman is currently Chief Executive Officer of each of eight Company-sponsored certified capital companies. He has since December 1997 been an executive officer of The Whitestone Group, LLC.

       From December 1997 until December 1999, Mr. Wasserman was the general partner of two private venture capital limited partnerships with very diverse public and private investments. The partnerships had in excess of $30,000,000 in partners' capital and investment holdings. From April 1992 through December 1997, Mr. Wasserman acted as an investment consultant/analyst for these partnerships. From December 1997 until December 1999, Mr. Wasserman was also an investment consultant/analyst for two other private venture capital partnerships with very diverse public and private investments. These partnerships had in excess of $20,000,000 of partners' capital and investment holdings.

       From March 1996 until March 2000, Mr. Wasserman founded and was the Chief Financial Officer of First Lawrence Capital Corp., an investment banking firm specializing in mergers and acquisitions for small to medium-sized emerging companies. From December 1997 until November 1999, Mr. Wasserman served on the board of directors of Heuristic Development Group (now know as Virtual Communities Inc.), a company which engaged in the development, marketing, sale and licensing of the Intellifit System, a computerized system which generates personalized exercise prescriptions.

       From April 1992 through September 1997, Mr. Wasserman was the Treasurer of Engex, Inc., a closed-end mutual fund which makes early stage venture capital investments in both public and private companies. The fund generally invests in high technology, biotechnology and early stage pharmaceutical companies. From April 1992 through December 1997, Mr. Wasserman acted as chief financial officer of D.H. Blair Investment Banking Corp., a New York Stock Exchange and NASD member firm, which is an investment banking and merchant banking firm which specializes in public offerings and private placements of early stage and emerging new companies. From September 1987 through April 1992, Mr. Wasserman was an audit/tax manager and a staff investment analyst for PricewaterhouseCoopers LLP. Mr. Wasserman is a Certified Public Accountant in the state of New York and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Meetings and Committees of the Board of Directors

       The Board of Directors of the Company held four meetings during the year ended December 31, 2001.

       The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. The Board of Directors held one meeting during the year ended December 31, 2001 in its capacity as a nominating committee.

       The Board of Directors' Audit Committee consists of directors Shenfeld, Cox and Schottenstein and operates pursuant to a written charter. The Audit Committee held four meetings with respect to the year ended December 31, 2001. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. In addition, the Audit Committee reviews and recommends to the Board of Directors the firm to be engaged as the independent auditor. Each of the members of the Audit Committee is an "independent director" as defined in the listing requirements of the American Stock Exchange.

       The Company's Executive Committee consists of directors Rubin, Sloane and Wasserman and is authorized to take actions it deems necessary or appropriate between regular meetings of the Board. The Executive Committee did not meet during the year ended December 31, 2001.

       The Company's Compensation Committee consists of directors Cox and Shenfeld, both of whom are "non-employee directors" within the meaning of the federal securities laws. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met one time during the year ended December 31, 2001.

       All incumbent directors attended at least seventy five percent of board and committee meetings except for John Cox who attended five of eight meetings.

Report of the Audit Committee*

       The Board of Directors (Board), through its Audit Committee (Committee), and in accordance with its written charter, reviews the audit function, internal controls and financial statements of the Company. The Committee consists solely of directors who are not Company employees and are considered "independent" under American Stock Exchange rules. In 2001, the Audit Committee convened four times to discuss with management and the independent auditors their respective accounting, auditing and financial reporting responsibilities with respect to the fiscal year 2001.

       In connection with the December 31, 2001 financial statements of the Company, the Committee: (1) reviewed and discussed the audited and interim unaudited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and the independence of the auditors; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. In discharging these oversight responsibilities as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditor and the Company that might bear on the auditors independence and discussed with the auditors any relationships that may impact their objectivity and independence. Based upon these procedures and discussions with Company management, the Committee considered whether it was necessary to exclude PricewaterhouseCoopers LLP from performing any work for the Company separate and apart from auditing the Company's financial statements. After a thorough analysis, the Committee concluded that at this time there was no conflict that would jeopardize auditor independence and that it is satisfied as to the auditors independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.

       The Committee, with and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Based upon this review and the resulting discussions, the Committee recommended to the

__________________________

       * The following Report of the Audit Committee does not constitute solicitation material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

       The Committee also discussed the necessity of rotating accountants for the next fiscal year, and determined that it is not legally necessary nor practically required under the present circumstances. The Committee recommends the reappointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the year ending December 31, 2002.

       Date: March 31, 2002                     Respectfully submitted,

                                                       John Cox
                                                       Jeffrey M. Schottenstein
                                                       Steven A. Shenfeld

Outside Director Compensation

       The Company's non-employee directors each received 15,000 options for the purchase of Common Stock for their services and are reimbursed for their out-of-pocket expenses associated with attending board meetings. The stock options vest ratably over three years. See "--Newtek Capital, Inc. 2000 Stock Incentive and Deferred Compensation Plan."

Executive Compensation

       The information set forth below describes the components of the total compensation of the Company's Chief Executive Officer and its two other executive officers for services rendered in all capacities during the years ended December 31, 2000 and 2001.

                           Summary Compensation Table

                                                                                       Long-Term
                                                                                      Compensation
                                                                                      ------------
                                                     Annual Compensation                 Awards
                                                     -------------------              ------------
                                                                                       Securities
                                                                                       Underlying             All Other
Name and Principal Position            Year         Salary/(1)/        Bonus          Options/SARs          Compensation/(2)/
---------------------------            ----         -----------        -----          ------------          ---------------
                                                       ($)              ($)                (#)                    ($)
                                                       ---              ---                ---                    ---
Barry Sloane,  Chairman, CEO           2001         $250,000           ----               ----                  $2,860
   and Secretary                       2000         $300,000           ----               ----                  $2,860

Jeffrey G. Rubin                       2001         $250,000           ----               ----                  $1,380
 President and CIO                     2000         $300,000           ----               ----                  $1,380

Brian A. Wasserman                     2001         $250,000           ----               ----                  $1,380
 Treasurer and CFO                     2000         $300,000           ----               ----                  $1,380

/(1)/ Prior to September 20, 2000, these individuals did not receive any salary from the Company or the Company's subsidiaries.

/(2)/ Represents the amount of premium paid by the Company on term life insurance for the named executive for the periods shown. None of the named individuals have any interest in the cash surrender value of the respective insurance policies, nor is there any understanding or agreement whereby the individuals are to be given any such interest.

Employment Agreements

       The Company has entered into separate employment agreements with:
       .   Barry Sloane, as Chairman and Chief Executive Officer;
       .   Jeffrey G. Rubin, as President and Chief Investment Officer; and
       .   Brian A. Wasserman, as Treasurer and Chief Financial Officer.

       Barry Sloane, as Chairman and Chief Executive Officer, is responsible for implementing the policies adopted by the Company's board of directors. Jeffrey
G. Rubin, as President and Chief Investment Officer is responsible for overseeing all of the Company's operations. Brian A. Wasserman, as Treasurer and Chief Financial Officer, is responsible for overseeing the Company's financial operations.

       Each employment agreement provides for:

       .   a two year term at an annual base salary of $250,000;
       . an automatic one-year extension on the agreement's commencement anniversary date, unless either party provides written notice 90 days before the expiration date;
       . an annual 10% increase in base salary, the payment of which has been waived by each officer, respectively;
       .   at least one annual salary review by the board of directors;
       .   participation in a discretionary bonus plan;
       . retirement and medical plans, customary fringe benefits, vacation and sick leave; and
       .   $2 million of split-dollar life insurance coverage.

       Each agreement contains a noncompetition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee's duties under the agreement. The employee is not prohibited, however, from:

       . serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the board of directors, will not present conflicts of interest with the Company; or

       . investing in any business dissimilar from the Company's or, solely as a passive or minority investor, in any business.

       The Company may terminate an employee's employment for "just cause" as defined in the agreement, and upon the termination, no severance benefits are available. If the Company terminates an employee without just cause, the employee will be paid within 10 days of the termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of his termination. If the employee voluntary terminates his employment for "good reason" as defined in the agreement, or the employee's employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to voluntarily terminate his agreement by providing 60 days' written notice to the board of directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

       Each employment agreement contains provisions stating that in the event of the employee's involuntary termination of employment in connection with, or within one year after, any change in control of the Company, the employee will be paid within 10 days of the termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's voting stock, or the control of the election of a majority of directors or the exercise of a controlling influence over the Company's management or policies.

       Each employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment within 30 days of a change in control, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including:

     . requiring the employee to move his personal residence or perform his principal executive functions more than 90 miles from the employee's primary office;
     . failing to maintain existing employee benefit plans, including material vacation, fringe benefits, and retirement plans;
     . assigning duties and responsibilities to the employee which are other than those normally associated with his position;
     .    materially diminishing the employee's authority and responsibility;
          and
     . failing to elect or re-elect the employee to the Company's board of directors.

     Each agreement provides that within three business days of a change in control, the Company shall fund, or cause to be funded, a trust in an amount equal to 2.99 times the average annual compensation the employee received during the five-year period immediately prior to the date of change in control. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. If the Company loses a legal dispute as to the employment agreement, the Company will reimburse the employee's legal and other expenses.

Cash Bonus Plan

     The Company has established the Newtek Capital, Inc. Cash Bonus Plan for the purpose of providing its employees with incentive compensation in the form of cash bonuses. All full-time employees are eligible to receive cash bonuses under the plan. If an employee's employment is terminated for "cause" as defined in the plan, then the employee shall be ineligible to receive a bonus, and an employee whose employment otherwise terminates shall be eligible for a bonus that fiscal year, prorated to the number of days the employee was employed by the Company during its fiscal year. The Compensation Committee administers the plan. Bonuses are paid at the discretion of the Compensation Committee or the full Board of Directors. The aggregate amount of bonuses payable for any fiscal year are established by the Board of Directors and are based in part on the Company's pre-tax net profit for that fiscal year.

--------------------------------------------------------------------------------
                 PROPOSAL II - AMENDMENT OF STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Newtek Capital, Inc. 2000 Stock Incentive and Deferred Compensation Plan (the "Plan") currently provides for the issuance of awards of restricted shares or options for up to a maximum of 2,250,000 shares of Common Stock. The Board of Directors has approved an amendment to the Plan which, subject to the approval of the stockholders, would increase the number of shares available for issuance under the Plan by 2 million, for a total of 4,250,000 shares of Common Stock. This would represent a total of approximately 14.68 percent of the shares of Common Stock issued and outstanding, on a fully diluted basis. No other features of the Plan are to be amended. The Plan is described below.

     Management of the Company and the Compensation Committee or the Board have used the awards available under the Plan to supplement the Company's resources to attract and retain a growing staff of high quality employees and consultants for the Company. The essential aspect of incentive stock awards remains highly desirable for a growing business such as the Company and the Board wishes to maintain this tool for use as part of the overall compensation strategy of the Company. The incentive provided to our employees and others associated with the Company is irreplaceable as a management tool. In addition, your Company has used this tool judiciously. Other than grants to the non-employee directors pursuant to the Plan, which total 1.29% of all available shares under the Plan, no awards have been made to any directors, whether employees or independent directors.

     Because the Company, its subsidiaries and affiliated companies are proliferating and growing, the need to attract and retain a growing work forces is also growing. In order to do so, management and the Board have concluded that amendment of the Plan to increase from 2,250,000 to 4,250,000 shares available for issuance under the Plan is proper. The Plan has been so amended by the Board, subject to approval by the holders of the Company's shares.

     The Board of Directors recommends a vote "FOR" the amendment to increase the number of shares available for issuance under the Plan.

Newtek Capital, Inc. 2000 Stock Incentive and Deferred Compensation Plan

     The purpose of the Plan is to advance the interests of the Company by providing eligible directors and employees of the Company and its affiliates with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business. The Plan also has deferred compensation features that are intended to provide deferred income and retirement benefits for the Company's directors and any officers selected by its board of directors. The Plan is not tax-qualified under Section 401 of the Internal Revenue Code, and the deferred compensation features of the Plan are unfunded and primarily for a select group of directors, management or highly compensated employees.

Description of the Plan

     Administration. The plan is administered by the Compensation Committee which has discretionary authority to:

     .    select participants and grant awards;
     .    determine the form and content of any awards granted under the plan;
     .    interpret the plan;
     . prescribe, amend and rescind rules and regulations relating to the plan; and
     . make other decisions necessary or advisable for the administration of the plan.

     Eligible Persons; Types of Awards. Under the plan, the Compensation Committee has discretionary authority to grant to employees and directors of the Company, its subsidiaries or affiliates, including members of the Compensation Committee, the following awards:

     .    stock options ("Options");
     .    stock appreciation rights ("SARs");
     .    restricted share awards ("Restricted Stock Awards");
     .    and deferred shares ("Deferred Shares").

     Shares Available for Grants. The plan currently reserves 2,250,000 shares of Common Stock for issuance upon the exercise of options or SARs, as well as upon the distribution of Deferred Shares and shares subject to Restricted Share Awards. These shares may be:

     .    authorized but unissued shares;
     .    shares held in treasury; or
     .    shares held in a grantor trust.

     Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or Options that are not ISOs ("Non-ISOs"). The exercise price as to any ISO may not be less than the fair market value (determined under the plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of receiving an ISO grant, its exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the ISOs granted in excess of $100,000 will be treated as Non-ISOs. The exercise price as to any Non-ISO may not be less than 50% of the fair market value of the optioned shares on the date of grant.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the participant's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Compensation Committee prescribes in the grant, all or a percentage of the difference between:

     . the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise; and
     . the fair market value of the shares of Common Stock at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price).

     The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Reload Option. For each share of Common Stock purchased upon the exercise of an Option within 2 years after the date on which the Option first became exercisable, the participant will, if so stated in the award, receive a new Option ("Reload Option") to purchase an additional share of Common Stock. Reload Options vest and become exercisable two years after the grant date, and the number of shares of Common Stock subject to a Reload Option shall be reduced for each share of Common Stock the participant sells or otherwise disposes of between the grant date and the exercise date without prior Compensation Committee approval.

     Deferred Compensation; Deferred Shares. The Compensation Committee may permit the Company's executive officers and directors to elect to defer the receipt of their cash compensation. Deferred amounts are credited to a bookkeeping account (the "Account") in the name of the participant. Participants may irrevocably invest all or a portion of their Account in Common Stock, which case the Compensation Committee shall credit the participant's Account with Deferred Shares that have a fair market value equal to the compensation deferred. The Compensation Committee may permit participants to elect to have their Account credited with an alternative investment return in lieu of deferred shares. After a participant terminates service, his or her Account balance will be distributed in five annual installments, subject to the participant's right to elect a different payout term and commencement date. Distributions of Deferred Share shall be made in Common Stock. Any distribution of Common Stock will include earnings that accrued after the date the participant's Account was initially credited with Deferred Shares (with cash dividends being converted into Deferred Shares at the end of each fiscal year).

     Grantor Trust. The Company may establish a grantor trust (the "Trust") and contribute Common Stock to the Trust for the purpose of paying benefits under the plan. The establishment of a Trust shall not effect the status of the plan as mere unfunded promise to pay benefits in the future and the status of plan participants as general unsecured creditors of the Company. To the extent Common Stock is held in a Trust, shall be voted by the trustee of the Trust in the manner directed by the Company's board of directors and, in the absence of direction, the shares shall be voted in the discretion of the trustee.

     Restricted Share Awards. The Compensation Committee has the discretion to select employees and directors of the Company who will receive discretionary Restricted Stock Awards. Unless a different vesting schedule is specified by the Compensation Committee, each Restricted Stock Award will vest with respect to 25% of the underlying shares after each year of service (as defined in the plan). One share of Common Stock will be distributed for each restricted share earned as soon as practical after the restricted shares have been earned. Whenever shares of Common Stock are distributed pursuant to a Restricted Share Award, the distribution shall include an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Restricted Stock Award was initially granted to the participant and the date the shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out. Participants may irrevocably elect to defer the receipt of Common Stock and have their Account credited with Deferred Shares equal to the Common Stock deferred.

         Nontransferability. Participants may transfer non-ISOs, SARs, and Restricted Share Awards to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is received pursuant to an Award may not be sold within the six-month period following the grant date of that Award, except in the event of the participant's death or disability, or another event as the board of directors may specifically deem appropriate. A participant may not assign his or her claim to deferred compensation and associated earning during his or her lifetime. A participant's right to deferred compensation and associated earning shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. Neither the participant nor his or her beneficiary will have any claim against or rights in any specific assets of the Company.

         Effect of Dissolution and Related Transactions. Upon the earlier of a change in control (as defined in the plan) or the execution of an agreement to effect a change in control;

         . all Awards will become fully vested; and . the Company will fund a Trust with an amount equal to the aggregate
            Account balances under the plan.

         All outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from any of the following Transactions (referred to herein as a "Transaction"):

         .  the liquidation or dissolution of the Company;
         . a merger or consolidation in which the Company is not the surviving entity; or
         . the sale or disposition of all or substantially all of the Company's assets.

         However, any adjustment will be made in a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

         Duration of the Plan and Awards. The plan will remain in effect until terminated by the Company's Board of Directors, but Options may not be granted under the plan ten years after the effective date. The maximum term for an Option or SAR is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the plan, or its termination by the Compensation Committee, will not affect any Award then outstanding.

         Modification of Options. At any time, and from time to time, the Board may authorize the Compensation Committee to modify any outstanding Option, provided that no modification may confer on the holder of the Option any right or benefit which could not be conferred on him by the grant of a new Option, or impair the Option without his consent.

         Amendment and Termination of the Plan. The Board of Directors may from time to time amend the terms of the plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the plan. No amendment, suspension, or termination of the plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         The following table sets forth, as of the Record Date the beneficial ownership of Common Stock by each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock. This information is based on filings with the SEC or information furnished to the Company by such persons.

Name and Address                        Amount and Nature
of Beneficial Owner/(1)/                of Beneficial Ownership/(2)/       Percent of Class
-----------------------                 ---------------------------        ----------------
Jeffrey G. Rubin                              4,789,699                        19.39%
Barry Sloane                                  4,804,900                        19.45%
Brian A. Wasserman                            4,757,299                        19.26%

____________________
/(1)/ Unless otherwise stated, the address of each person listed is c/o Newtek Capital, Inc., 100 Quentin Roosevelt Blvd., Suite 408, Garden City, New York 11530.
/(2)/ At the Record Date. For purposes of this table and the table under "Security Ownership of Certain Beneficial Owners," in accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or
(b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that during the year ended December 31, 2001, with the one exception noted, all such filing requirements were complied with. Director Shenfeld failed to file timely an ownership report for the award of options acquired, but all required reports have been filed as of the date hereof.

Related Party Transactions

         During the years ended December 31, 2001 and 2000, the Company obtained financial consulting services from the firm of Janover Rubenroit, in the amounts of $157,000 and $144,000, respectively. Two partners of Janover Rubinroit are related to one of the Company's directors as father-in-law and brother-in-law, and they collectively hold approximately 49 percent of the ownership of Janover Rubinroit.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP served as the Company's independent auditors for the year ended December 31, 2001. The Board of Directors has renewed the Company's arrangement with PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

         Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2001 were as follows:

         Audit Fees: The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB totaled $261,000.

         Financial Information Systems Design and Implementation Fees: The Company did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

         All Other Fees: Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2001 for non-audit services and other than financial information system design and implementation are as follows:

      .  Registration statements; consultation and assistance                   $41,000
      .  Certified capital company, consultation and assistance                 $27,000
                                                                                -------
                  Total                                                         $68,000

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP. See "...Report of Audit Committee."

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting. Under SEC rules, if a stockholder does not notify the Company within a reasonable time before the date of this Proxy Statement of such stockholder's intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting, without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telegraph or telephone without additional compensation.

         The Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy statement and proxy relating to the 2003 annual meeting of stockholders of the Company, which will be held on or about June 4, 2003, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 100 Quentin Roosevelt Boulevard, Suite 408, Garden City, New York 11530 no later than January 7, 2003. With respect to the 2003 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by March 22, 2003, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2003 annual meeting, or to consider and vote upon at any such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.


                                        By order of the Board of Directors


                                        Barry Sloane, Secretary

                                 REVOCABLE PROXY

                              NEWTEK CAPITAL, INC.

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 5, 2002

                              --------------------


         The undersigned stockholder of Newtek Capital, Inc. (the "Company") hereby appoints Barry Sloane and Brian A. Wasserman, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the New York City office of The American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Wednesday, June 5, 2002 at 9:00 a. m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

         This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for each of the propositions stated. If any other business is presented at the annual meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the board of directors. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

--------------------------------------------------------------------------------


              IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

                                                                                   VOTE                FOR ALL
                                                                  FOR            WITHHELD               EXCEPT
                                                                  ---            --------               ------
I.   Election as directors of all nominees                        [ ]               [ ]                  [ ]
     listed below (except as marked to the contrary)

                  John Cox
                  Jeffrey G. Rubin
                  Jeffrey M. Schottenstein
                  Steven A. Shenfeld
                  Barry Sloane
                  Brian A. Wasserman

INSTRUCTION:  To withhold authority to
vote for any individual nominee, mark
"FOR ALL EXCEPT" and write that
nominee's name in the space provided below.

The Directors recommend a vote "FOR" the following proposal       FOR            AGAINIST              ABSTAIN
                                                                  ---            --------              -------
II.  To approve an increase in the number of shares
     authorized to be issued under the 2000 Stock                 [ ]               [ ]                  [ ]
     Incentive Plan from 2,250,000 to 4,250,000 shares.


--------------------------------------

III. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

         The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting and a Proxy Statement dated: May 8, 2002.

--------------------------------      --------------------------------------
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


--------------------------------      --------------------------------------
SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER


         Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------


Check Box if you plan to attend the Annual Meeting:  [ ]